Deutsche Bank Securities Media Conference June 8, 2004 Note: Custom background for cover only. Do not relink to master

Safe Harbor Statement Certain statements contained in this presentation regarding R.H. Donnelley's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "will," "anticipate," "should," "planned," "estimated," "projected," "forecasted" (or the symbols "E" "G" or "P"), "potential," "goal," "outlook," and similar expressions, as they relate to R.H. Donnelley or its management, have been used to identify such forward-looking statements. Regardless of any identifying phrases, these statements and all other forward-looking statements reflect only R.H. Donnelley's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to R.H. Donnelley. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause R.H. Donnelley's actual operating results, performance or business plans or prospects to differ from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies are described in detail in Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, as well as the Company's other periodic filings with the Securities and Exchange Commission, and in summary and without limitation include the following: (1) our ability to meet our substantial debt service obligations; (2) restrictive covenants under the terms of our debt and convertible preferred stock agreements; (3) usage of print yellow pages directories and changes in technology; (4) competition in the yellow pages industry and other competitive media; (5) SBC's or DonTech's actions which could adversely impact our results of operations and financial condition; (6) reliance on and extension of credit to small- and medium-sized businesses; (7) dependence on third party providers of printing, distribution and delivery services and the sale of advertising to national accounts; (8) general economic conditions and consumer sentiment in our markets; and (9) fluctuations in the price and availability of paper. During this presentation, we will also refer to certain non-GAAP financial measures. You can find additional information about these measures and a reconciliation between these measures and the comparable GAAP measures in the Appendices to this presentation, as well as pertinent information about these measures in our Current Report on 8-K disclosing 2002 adjusted pro forma results filed with the SEC on July 23, 2003, and our Current Report on 8-K discussing non-GAAP financial measures filed with the SEC on May 2, 2003, each of which is available on our web site under "Investor Information," "SEC Filings."

Overview of R.H. Donnelley Established 1886 Sixth largest U.S. directory publisher 18 states, including Florida and Nevada (Las Vegas) Approximately 260 Sprint-branded directories with a total circulation of 18 million and 160,000 local and 4,000 national advertisers 50 year publishing, trademark and non-compete agreements with Sprint or its successor Perpetual partnership with SBC DonTech: exclusive agent for 129 SBC-branded directories in Illinois/Indiana with total circulation of approximately 10 million and 100,000 local advertisers Approximately 27% of total RHD EBITDA Only publicly traded stand-alone yellow pages publisher in USA

Management Team David C. Swanson Chairman & Chief Executive Officer 23 years yellow pages, 17 years at RHD Steven M. Blondy SVP & Chief Financial Officer 22 years finance, 2 years at RHD Peter J. McDonald SVP & President, Donnelley Media 29 years yellow pages, 9 years at RHD George F. Bednarz VP, Publishing & IT 28 years (8 years yellow pages), 8 years at RHD Michael R. Boyce VP, Marketing 20 years yellow pages, 20 years at RHD

Overview of R.H. Donnelley A: Where people go to find who sells the products and services they seek when they're ready to buy A: Generating a high volume and high quality prospects with an exceptional conversion rate and ROI for those that advertise in our products Q: What's the value proposition? Q: What is Directional Media? A: Directional Media Q: What business are we in?

Investment Value Proposition Essential resource for people ready to buy Critical medium for SME advertisers Solid fundamental value proposition Visible recurring revenue and loyal customers Stable growth and high margins Exceptional conversion of profit to FCF Powerful combination of operating and financial leverage

Leveraging Data and Content Across Multiple Platforms New distribution channels = New opportunities PDA

Near Term Strategic Focus Reduce Debt What we said we'd do Create financial flexibility Strengthen Current Market Positions Integrate and Execute Expand online product offerings Edge outs, start ups, acquisitions Marketing services offerings

Yellow Pages as an Industry

Relative US Market Share 2003E Advertising Pie TV 0.19 Cable 0.06 Radio 0.09 Outdoor 0.02 Newspapers 0.19 Magazines 0.05 Yellow Pages 0.06 Online 0.03 Other 0.31 Sources: Deutsche Bank estimates, Universal McCann, Television Advertising Bureau, Paul Kagan Associates Inc., Cable Television Advertising Bureau, Radio Advertising Bureau, Outdoor Advertising Association 2004 Yellow Pages revenue estimated to be $14.4 billion Yellow Pages represents the 5th largest advertising market Market share exceeds magazine, outdoor and online. Tied with cable. 15.1 billion annual Yellow Pages references in the last three years

Yellow Pages as Directional Media R Relevant - references are initiated by consumer; permission explicit D Decision-Impacting - "point of sale advertising" - 58% are shopping; 69% view ads R Recent - last chance to impact shopping decision R Ready-to-buy - 89% of those who use the YPs make or intend to make a purchase A Way to Reach Your Best Customers - YP users spend 25% more G Good for Your Business - typical SME makes over 340 sales per year per D display ad. 54% are new customers $ Competitive with Other Media - cost per buyer influenced less than other media M - migrates well to digital environment Source: CRM Associates Yellow Pages Trends and Opportunities 2002, December 2002

Investment Characteristics vs. Other Media RHD Outdoor Radio TV News Direct Internet Strong Brand Value ? ? ? ? ? Stable/Predictable ? ? Visible Renewals ? Strong Market Share ? Reference Conversion ? ? Annual Contracts ? ? 50%+ Margin ? Low Cap Ex ? ? ? High Cash Conversion ? No Regulatory Constraints ? ? ?

Consistent and Stable Growth Source: Robert J. Coen; Universal McCann U.S. Directories Advertising Revenue ($ in billions)

Advertising Revenue Growth: Yellow Pages vs. Newspapers, 1990-2004E (indexed) Source: Robert J. Coen; Universal McCann Yellow Pages CAGR: 3.5% Newspaper CAGR: 2.9%

Incumbent Competitive Advantage Incumbent advantages have allowed for sustained premium pricing Incumbent Competitive Advantage "Official" telephone book High brand recognition Broader distribution More accurate & robust content Greater consumer retention Higher usage Source: SIMBA Information Indicative Market Share Incumbent Publishers 0.9 Independent Publishers 0.1 Indicative EBITDA Margins Incumbent Margins 50%+ Independent Margins 15% - 25%

Source: YPIMA, 2002 Industry Forecast January 2002 Yellow Page Publishers, 2000 Benchmarking Study Substantial Recurring Revenue High recurring revenue High customer retention Primary or only advertising vehicle for many small and medium-sized businesses High penetration of small and medium- sized businesses in average market 90% Recurring Annual Revenue Renewed Revenue From Existing Accounts 0.8 Growth From Existing Accounts 0.12 New Business Accounts 0.08

Yellow Pages Usage vs. Media Composite Audience/Circulation (indexed) Source: YPIMA; Knowledge Networks/SRI; McCann Erickson Worldwide Yellow Pages: Print and Online (1) Yellow Pages: Print (1) TV (2), Radio (2), Newspaper (3) Notes: (1) References, (2) Audience, (3) Circulation

Strong Advertiser Base Dominated by SME's Local Establishments 15% revenues originate from "national" advertisers Service Industries Attorneys/Physicians/Plumbers/Movers/Contractors Limited Marketing Resources As an industry, we are the Marketing and Advertising Resources for many of our customers

Company Overview

Organization Structure


RHD Corp
NYSE - RHD
RHD Inc.
Debt Obligor/Notes Issuer
Donnelley Media
Directory Services
DonTech
Sprint Branded Products
Publishing & IT Services for DonTech & Donnelley Media
SBC Branded Products
(50/50 Partnership)

RHDonnelley

20

DonTech Structure Pre Press IT Services Billing Services Sales Support Systems Board of Directors Illinois/NW Indiana Yellow Pages Local Sales Local Sales Mgmt General Admin DonTech Publishing/Brand Marketing Print & Distribution National Sales HR IT Billing Credit/Collections Customer Service

Overview of DonTech Exclusive local sales agent for 129 SBC directories published in Illinois and NW Indiana Relationship began in 1908 50/50 perpetual partnership Operates separately from RHD with 628 employees RHD provides IT, billing and pre-press publishing services under separate agreements with SBC Directory operations Various governance and agreement terms serve to protect RHD's economic and business interests Self-funding; free cash flow positive entity

2003 RHD Financial Highlights Delivered 1.2% top-line sales growth after two consecutive years of sales declines in our DME markets Successfully integrated all SPA billing and collection activities, allowing us to achieve bad debt targets well ahead of schedule Generated EBITDA of $411 million and free cash flow of $236 million Repaid more than $242 million of acquisition debt Increased shareholder value as stock rose 36% during 2003

2003 Donnelley Operating Highlights Acquired Sprint Publishing and Advertising, publisher of 260 yellow pages directories in 18 states Launched online city guide and internet version of directories in Las Vegas, Orlando and six other markets Successfully completed systems integration six months ahead of schedule, converting 20 million records Re-engineered sales recruiting, training, deployment and compensation programs Reduced headcount from 1,600 to 1,300 Achieved targeted synergies and efficiencies run rate six months early Positioned RHD for future growth and as a leader in directional media

2003 DonTech Operating Highlights Enhanced directory distribution via exclusive agreements with the majority of Chicagoland's major hotel chains Achieved "best in class" claims performance in the industry for 3rd consecutive year Continued to reduce bad debt expense, positioning Company to further improve renewal / increase potential of existing customer base Launched the www.chicagoyp.com on-line version of Consumer and Business-to- Business directories Launched competitive intelligence reporting directly onto Sales Reps' laptops as a means of improving overall revenue opportunities Established multi-cultural committee to target key untapped market segments $18 million of pre-press fees included in RHD revenue ($ in millions) 2003A 2004G Pub Sales $402 $394 Calendar Sales $395 $393 RHD Profit Share (50%) $17 Revenue Participation Income 97 Total Partnership Income * $114 $112

RHD Markets Diverse Geographic Footprint

Local Economy - Most Significant Performance Driver

Donnelley Media Integration Update Recruiting - Hiring - Training Former Now Newspaper Ads Agencies/Referral Limited Sales Experience Trainers from top 20% of Sales Force No Program Management Development Program Concept Learning 17 Page Script 3 Weeks 8 Week Training Program Limited Accountability Total Accountability Limited Pay Pay For Performance

Donnelley Media Integration Update Assignments Earned Objectives Increased Increased Variable Compensation Geo-coded Assignments Sales Reports Sales Recognition

Donnelley Media Market Opportunity 500,000 Potential Advertisers!! Potential Advertisers: 55% Current Penetration: 24%

Donnelley Media Online Progress Launched first city guide and online yellow pages in Las Vegas in July 2003 www.bestredyp.com Currently operating in over 30 markets; 50 by year- end Strong acceptance rate from current customer base Bundled with the print product Projected $4-6 million in 2004 pub sales from IYP Search optimization

Investment Value Proposition Essential resource for people ready to buy Critical medium for SME advertisers Solid fundamental value proposition Visible recurring revenue and loyal customers Stable growth and high margins Exceptional conversion of profit to FCF Powerful combination of operating and financial leverage -

Financial Overview and Investment Thesis

Financial Overview * Excluding D&A, interest and taxes + Normalized 2004E total EBITDA of $428 million, after $13 million exceptional items

Net Income Trend * Before non-cash preferred dividend + Weighted average shares assume conversion of preferred stock

Summary Free Cash Flow Projections + Weighted average shares assume conversion of preferred stock

Debt Repayment since SPA acquisition RHD debt repayment and deleveraging well ahead of schedule * Includes residual $21 million legacy 9.125% sub notes redeemed in Q1 2004

EBITDA Valuation: Favorable to Other Media Source: Deutsche Bank Securities Inc. Based on 2004 estimates as of Feb. 2004. * RHD share price as of June 3, 2004. TEV / EBITDA

Cash Conversion: Favorable to Other Media Source: Deutsche Bank Securities Inc. Based on 2004 projections. Estimated Margin: EBITDA minus CapEx

Favorable Free Cash Flow Multiples Cash is a Fact Source: Deutsche Bank Securities Inc. Based on 2004 estimates as of Feb. 2004. * RHD share price as of June 3, 2004. Equity / FCF

FCF Valuation: RHD vs. Other Media Source: Wall Street research estimates.

Appendix

Reconciliation of Non-GAAP Measures Note: Numbers may not total due to rounding.

Reconciliation of Non-GAAP Measures (cont'd) Note: Numbers may not total due to rounding.

Reconciliation of Non-GAAP Measures (cont'd) Note: Numbers may not total due to rounding.

Reconciliation of Non-GAAP Measures (cont'd) Note: Numbers may not total due to rounding.

Reconciliation of Non-GAAP Measures (cont'd) Note: Numbers may not total due to rounding.

Reconciliation of Non-GAAP Measures (cont'd) Note: Numbers may not total due to rounding.

Reconciliation of Non-GAAP Measures (cont'd) Note: Numbers may not total due to rounding.

Reconciliation of Non-GAAP Measures (cont'd)